Related-Party Transactions	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related-Party Transactions

NOTE 12 – RELATED-PARTY TRANSACTIONS

In the ordinary course of business, loans are made by the Bank to executive officers, directors, and their related business interests consistent with Federal Reserve Regulation O.

The following is an analysis of activity of related-party loans for the years ended December 31:

(Dollars in thousands)	2019	2018
Balance at beginning of year	$1,130	$505
New loans and advances	102	114
Repayments, including loans sold	217	203
Changes in related parties [1]	(142)	714
Balance at end of year	$873	$1,130

[1] The adjustment made in 2019 relates to the retirement of a director and 2018 relates to the retirement of a director and the addition of two new directors.

Deposits from executive officers, directors, and their related business interests at December 31, 2019 and 2018 were approximately $2.2 million and $2.3 million.